EXHIBIT 10.11

                           LOAN FORGIVENESS AGREEMENT

     AGREEMENT dated as of the 29th day of November, 1997 between URT INDUSTRIES, INC. ("URT"), a Florida corporation with offices at 1180 East Hallandale Beach Boulevard, Hallandale, Florida 33009, and PEACHES ENTERTAINMENT CORPORATION ("PEC"), a Florida corporation with offices at 1180 East Hallandale Beach Boulevard, Hallandale, Florida 33009.

          WHEREAS, in order to cause PEC's Plan of Reorganization, as modified, to be approved and confirmed by the U.S. Bankruptcy Court, URT lent $700,000 to PEC and, in exchange, PEC delivered to URT its promissory note in such principal amount dated January 27, 1997 (the "Note"), and

          WHEREAS, URT wishes to further assist PEC by forgiving a portion of the principal and interest payable under the Note,

          IT IS, THEREFORE, AGREED:

     1. In consideration of $1.00 and other good and valuable consideration received by it, URT agrees to and does hereby forgive and waive its right to receive one-half (1/2) of the Seven Hundred Thousand Dollar ($700,000) principal amount due to it under the Note, together with all interest on the principal amount so forgiven which accrued from the date of the Note to the date of this Agreement. Accordingly, the Note shall be treated as if partially pre-paid in the amount set forth above, and the unpaid principal balance on the Note, as of the date of this Agreement, shall be Three Hundred and Fifty Thousand Dollars ($350,000), which shall be repaid in


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four  equal  installments  on the  Installment  Payment  Dates,  as such term is defined in the Note, with interest on such Three Hundred and Fifty Thousand Dollars ($350,000) to be paid at the times and at the rate set forth in the Note.

     2. Except as set forth above, the Note shall remain in full force and effect, and nothing contained herein shall be deemed a modification or waiver of any of URT's rights under the Security Agreement dated January 27, 1997 between URT and PEC, or the Mortgage with Assignment of Rents, Security Agreement and Fixture Filing dated as of January 27, 1997 between URT and PEC.

     IN WITNESS WHEREOF, each of the undersigned has executed this document as of the date and year first set forth above.

                                        URT INDUSTRIES, INC.


                                        By:   /s/ Brian Wolk
                                              ----------------------------------
                                              Name: Brian Wolk
                                              Title:    Executive Vice-President

                                        PEACHES ENTERTAINMENT CORPORATION


                                        By:   /s/ Jason Wolk
                                              ----------------------------------
                                              Name: Jason Wolk
                                              Title:    Executive Vice-President



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